    Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                                                   EXHIBIT 10.36

                                   ADDENDUM 3
                     OEM Development and Purchase Agreement

Addendum 3 to the agreement dated 22nd day of December, 1999 (the "Agreement"), by and between Aspect Medical Systems, Inc. ("Aspect") and GE Marquette Medical Systems, Inc. ("GE").

Per section 7.3 of the Agreement, Purchase Price Reductions, Aspect is reducing the list price on the BIS/EEG Module Kit (exclusive of the license) by [**]%. The price Aspect shall charge GE is the following:

      2003: BIS Engine & DSC        $[**]
            License                 $[**]

For the purpose of calculating the volume discount for the calendar year 2003, all BIS/EEG Module Kits shipped from January 1, 2003 through December 31, 2003 will be included in the total volume discount calculation. List price will be charged and any volume discount earned will be issued at the time it is earned either as a credit or cash at the preference of GE.

Aspect is also reducing the list price on Aspect Sensors to $[**] per sensor for the BIS Quatro, BIS Pediatric and BIS Standard Sensors. In addition, GE will be eligible for volume discounts off this list price. The volume discount pricing will be based upon the total volume of BIS Sensors purchased worldwide by GE or GE subsidiaries during the previous calendar year. For example, the $[**] per sensor price for 2003 is based on the total volume of sensors purchased during the period from January 1, 2002 through December 31, 2002.

The attached Exhibit A, dated March 13, 2003, replaces Exhibit A in the Agreement and any previous addendums to the Agreement.

Please indicate your acceptance of this Addendum by signing below.

Aspect Medical Systems, Inc.              GE Medical Systems, Inc.


By:  /s/ J. Neal Armstrong                By:  /s/ illegible
     ------------------------------            ----------------------------


Title: Chief Financial Officer           Title: Strategic Sourcing-OEM
      -----------------------------            ----------------------------

                                   ADDENDUM 3
                                    EXHIBIT A
                       ASPECT PRODUCTS AND PURCHASE PRICES
                            EFFECTIVE MARCH 13, 2003

A) ASPECT BIS/EEG MODULE KIT:

      List price for Aspect BIS/EEG Module Kit: $[**] (includes $[**] for components and $[**] for BIS license)

      Volume discounts:

     QUANTITY PER      PRICE        PRICE      TOTAL PRICE   DISCOUNT
         YEAR      (COMPONENTS)   (LICENSE)
         [**]         $[**]         $[**]         $[**]       [**]
         [**]         $[**]         $[**]         $[**]       [**]%
         [**]         $[**]         $[**]         $[**]       [**]%

      GE will be responsible for providing Aspect with documentation, [**], of the total number of GE BIS/EEG Modules installed [**], the locations of such GE BIS/EEG Modules and the dates of installation.

B) ASPECT BIS SENSORS

   Volume discounts:

                 QUANTITY PER YEAR          PRICE
                       [**]                 $[**]
                       [**]                 $[**]
                       [**]                 $[**]
                       [**]                 $[**]

      Pricing applicable to the BIS Quatro Sensor, BIS Pediatric Sensor and BIS Standard Sensor.

C) ASPECT SPARE PARTS/ACCESSORY PRICES

              ORDERABLE        ASPECT LIST PRICE      GE PRICE (US$)
           PARTS/PRODUCTS            (US$)
        DSC-XP (replacement)         $[**]                $ [**]
        BIS Engine PCB               $[**]                $ [**]
        (replacement)A

        Sensor Cable                 $[**]                $ [**]
        (replacement)
        DSC-4 (replacement)          $[**]                $ [**]
        User Manual                  $[**]                $ [**]

      Note A: assumes imputed BIS license fee of $[**] per unit for BIS Engine
      PCB